USAA WORLD GROWTH FUND

Fund Shares (USAWX), Institutional Shares (UIWGX),

and Class A (USWGX)

Supplement Dated August 3, 2020, to the Summary Prospectus

Dated October 1, 2019, as Amended and Restated June 29, 2020

This Supplement updates certain information contained in the Summary Prospectus for the USAA World Growth Fund (the "Fund"), a series of USAA Mutual Funds Trust (the "Trust"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The Board of Trustees of the Trust has approved changes to the Fund's name and investment strategy, effective October 1, 2020. As of that date, the Fund's name will be changed to "USAA Sustainable World Fund." In addition, the Fund's investment strategy and risks will be revised to reflect the fact that the Fund's managers will utilize sustainability, responsible investing or environmental, social and governance ("ESG") criteria to enhance their fundamental, qualitative, or quantitative investment processes. ESG and sustainability data and research inform their views of investment opportunities or risk assessments. A revised prospectus reflecting these changes will be available as of October 1, 2020.

In addition, effective immediately, the following investment teams, each an investment franchise of Victory Capital Management Inc. (the "Adviser"), are hereby named as additional portfolio managers responsible for managing all or a portion of the Fund: RS Investments Value ("RS Value"), Sophus Capital, Trivalent Investments ("Trivalent"), and NewBridge Asset Management ("NewBridge"):

Portfolio Manager	Title	Tenure with the Fund

Robert J. Harris	Chief Investment Officer, RS Value	Since August 2020
Tyler Dan II, CFA	Portfolio Manager, RS Value	Since August 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since August 2020
Michael Reynal	Chief Investment Officer, Sophus Capital	Since August 2020
Maria Freund	Portfolio Manager, Sophus Capital	Since August 2020
Peter S. Carpenter	Senior Portfolio Manager, Trivalent	Since August 2020
Jeffrey R. Sullivan	Senior Portfolio Manager, Trivalent	Since August 2020
Eric F. Maronak	Chief Investment Officer, NewBridge	Since August 2020
Jason E. Dahl, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020
Scott R. Kefer, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020
Michael B. Koskuba	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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